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                                                                 EXECUTION COPY











                           CASH COLLATERAL AGREEMENT

                           Dated as of June 25, 1999

                                     Among

                                  AZURIX CORP.

                                   as Pledgor

                                      and

                            THE CHASE MANHATTAN BANK

           as Collateral Agent and Collateral Securities Intermediary

                                      and

                         THE OTHER PARTIES NAMED HEREIN












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
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                                          T A B L E   O F   C O N T E N T S

SECTION                                                                                                         PAGE

Section 1.   Grant of Security.....................................................................................2
Section 2.   Security for Obligations..............................................................................3
Section 3.   Delivery of Cash Collateral...........................................................................3
Section 4.   Maintaining the Cash Collateral Account...............................................................3
Section 5.   The Collateral Securities Intermediary; Investments...................................................4
Section 6.   Release of Amounts; Increase in Amounts...............................................................6
Section 7.   Representations and Warranties........................................................................7
Section 8.   Affirmative Covenants.................................................................................9
Section 9.   Negative Covenants...................................................................................10
Section 10.  Further Assurances...................................................................................10
Section 11.  Place of Perfection; Records.........................................................................11
Section 12.  Transfers and Other Liens............................................................................11
Section 13.  Collateral Agent Appointed Attorney-in-Fact..........................................................11
Section 14.  The Collateral Agent May Perform.....................................................................11
Section 15.  Authorization and Action.............................................................................11
Section 16.  Remedies.............................................................................................15
Section 17.  Security Interest Absolute...........................................................................16
Section 18.  Amendments; Waivers; Etc.............................................................................17
Section 19.  Addresses for Notices................................................................................17
Section 20.  Continuing Security Interest; Assignments Under the Credit Agreement.................................17
Section 21.  Termination..........................................................................................18
Section 22.  Governing Law; Terms.................................................................................18
Section 23.  Jurisdiction; Venue..................................................................................18
Section 24.  Subrogation..........................................................................................18
Section 25.  Execution in Counterparts............................................................................19
Section 26.  Severability.........................................................................................19


Schedule

Schedule I        -        Notices


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                           CASH COLLATERAL AGREEMENT


                  CASH COLLATERAL AGREEMENT dated as of June 25, 1999, among AZURIX CORP., a Delaware corporation with an office at 333 Clay Street, Suite 1000, Houston, Texas 77002 (the "Pledgor"), THE CHASE MANHATTAN BANK, as collateral agent (the "Collateral Agent"), for the benefit of the Secured Parties referred to below, and as securities intermediary (the "Collateral Securities Intermediary") hereunder, WESTDEUTSCHE LANDESBANK GIROZENTRALE, as agent (the "Agent" and, together with the Collateral Agent, the "Agents") for the Lenders under the Credit Agreement referred to below, and WESTDEUTSCHE LANDESBANK GIROZENTRALE, as the Initial Lender under the Credit Agreement.

PRELIMINARY STATEMENTS:

                  (1) Azurix Buenos Aires S.A., a company organized under the laws of Argentina (the "Borrower"), has entered into the Credit Agreement dated as of June 24, 1999 (as amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), with the Agent for the lenders (the "Lenders" and, together with the Agent, the "Secured Parties") party thereto.

                  (2) Pursuant to Section 15, the Lenders have appointed the Collateral Agent for purposes of maintaining the Cash Collateral Account and performing certain actions with respect thereto (including, without limitation, investing available amounts from time to time on deposit therein and transferring or otherwise disbursing such amounts) subject to the terms of this Agreement.

                  (3) The Pledgor has appointed Smith, Graham & Co. Asset Managers, L.P. (the "Designee") in its capacity as an investment adviser under an investment manager services agreement, solely for the purpose of making investment decisions under Section 5 hereof.

                  (4) The Collateral Agent has opened a non-interest bearing collateral securities account (the "Cash Collateral Account") in its name with The Chase Manhattan Bank, Corporate Trust Group, 450 West 33rd Street, New York, New York 10001, Attention: Pledged Asset Control Services, 10th Floor, Account No. 323-341012, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

                  (5) Unless otherwise defined herein or in the Credit Agreement, terms used in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (the "UCC")



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are used herein as therein defined. In addition, as used herein the following terms have the following meanings: (i) "Book-Entry Securities" means securities maintained in the form of entries (including, without limitation, the security entitlements in such securities) in the commercial book-entry system of the Federal Reserve Bank of New York; (ii) "entitlement holder" means an "entitlement holder" as defined (A) in Section 8-102(a)(7) of the UCC and (B) with respect to Book-Entry Securities governed by the Federal Book-Entry Regulations, in 31 C.F.R. ss. 357.2; (iii) "Federal Book-Entry Regulations" means (A) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing Book-Entry Securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.10 through ss. 357.14 and ss. 357.41 through ss. 357.44, including related defined terms in 31 C.F.R. ss. 357.2); and (B) to the extent substantially identical to the Federal Book-Entry Regulations referred to in clause (A) above, the federal regulations governing other Book-Entry Securities; (iv) "securities intermediary" has the meaning specified (A) in Section 8-102(a)(14) of the UCC and (B) with respect to Book-Entry Securities governed by the Federal Book-Entry Regulations, in 31 C.F.R. ss. 357.2; (viii) "security entitlement" has the meaning specified in
(A) Section 8-102(a)(17) of the UCC and (B) with respect to Book-Entry Securities governed by the Federal Book-Entry Regulations, 31 C.F.R. ss. 357.2

                  (6) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement that the Pledgor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties as follows:

                  SECTION 1. Grant of Security. The Pledgor hereby assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, a first lien on and prior perfected security interest in and to the following (collectively, the "Cash Collateral"):

                  (a)   all of the following:

                           (i) the Cash Collateral Account, all cash, financial
                  assets, investment property and other property from time to time held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account

                           (ii) all Permitted Investments (as defined in the
                  Credit Agreement) from time to time held in the Cash Collateral Account and all certificates and

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                  instruments, if any, from time to time representing or
                  evidencing the Permitted Investments;

                           (iii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgor in substitution for or in addition to any or all of the then existing Cash Collateral;

                           (iv) all interest, dividends, cash, instruments and
                  other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral; and

                  (b) all proceeds (including cash proceeds) of any and all of the foregoing Cash Collateral (including, without limitation, proceeds that constitute property of the types described in clause (a) of this
         Section 1).

                  SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses, taxes or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

                  SECTION 3. Delivery of Cash Collateral. All certificates or instruments representing or evidencing Cash Collateral shall be delivered to and held by the Collateral Agent on its behalf and on behalf of the other Secured Parties and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Cash Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Cash Collateral for certificates or instruments of smaller or larger denominations. All Cash Collateral credited to or held in the Cash Collateral Account shall be registered in the name of the Collateral Agent and indorsed to the Collateral Securities Intermediary or in blank.

                 SECTION 4. Maintaining the Cash Collateral Account. So long as any Advance shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement:

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                  (a) The Collateral Agent will maintain the Cash Collateral
         Account with the Collateral Securities Intermediary at its offices referred to in the fourth preliminary statement to this Agreement.

                  (b) It shall be a term and condition of the Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Collateral Account and except as otherwise provided by the provisions of Sections 6, 16 and 21, that no amount (including interest on Permitted Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from the Cash Collateral Account without the written consent of the Agent upon prior written instruction of the Lenders.

The Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

                 SECTION 5. The Collateral Securities Intermediary; Investments.
(a) The Collateral Securities Intermediary represents and warrants to, and agrees with, the Secured Parties that:

                  (i) It is a securities intermediary and is acting as such with respect to the Cash Collateral Account and all assets, property and items (including all security entitlements maintained or carried in the Cash Collateral Account) from time to time transferred, credited or deposited to or maintained or carried in the Cash Collateral Account.

                  (ii) All assets, property and items held by the Collateral Securities Intermediary for the account of the Collateral Agent are, and will continue to be, credited to the Cash Collateral Account in accordance with the provisions hereof, and all Cash Collateral transferred or delivered to the Cash Collateral Account shall be registered in the name of or payable to the order of the Collateral Agent, and indorsed to the Collateral Securities Intermediary or in blank.

                  (iii) The Cash Collateral Account is, and shall continue to be, a securities account.

                  (iv) To the fullest extent permitted by applicable law, all assets, property and other items from time to time carried in the Cash Collateral Account (whether consisting of cash, investment property, securities, security entitlements, instruments or other property, assets or items) will be treated as "financial assets" within the meaning of Section 8-102(a)(9) of the UCC.

                  (v) The Collateral Agent is the sole entitlement holder with respect to the Cash Collateral Account and all financial assets from time to time maintained therein,
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         and the Collateral Securities Intermediary has identified, and will continue to identify, in its records the Collateral Agent as the sole person having a securities entitlement against the Collateral Securities Intermediary with respect thereto.

                  (vi) In furtherance of clause (v) above, the Collateral Securities Intermediary (A) shall comply with any and all entitlement orders received by it from the Collateral Agent in respect of the Cash Collateral Account or any assets, property or items from time to time maintained therein without the consent of the Pledgor or any other Person, and (B) except to the limited extent permitted under clause
         (b) of this Section 5 with respect to the giving of instructions for the investment in Permitted Investments of amounts on deposit in the Cash Collateral Account to the extent permitted thereunder, it shall not comply with the entitlement orders of any other Person.

                  (vii) The Collateral Securities Intermediary has not and will not enter into any agreement permitting any third party to deliver or originate entitlement orders with respect to the Collateral Account.

                  (viii) The "securities intermediary's jurisdiction" (within the meaning of Section 8-110(e) of the UCC) of the Collateral Securities Intermediary with respect to the Cash Collateral Account is, and will continue to be for so long as this Agreement shall remain in effect, the State of New York.

                  (b) If requested by the Pledgor or the Designee, the Collateral Securities Intermediary will, subject to the provisions of
         Section 6, 16 and 21 and so long as no Default or Event of Default has occurred and is continuing, (i) invest amounts on deposit in the Cash Collateral Account in such Permitted Investments in the name of the Collateral Agent as the Pledgor or Designee may select and the Agent may approve upon notice to the Collateral Agent and the Pledgor and
         (ii) invest interest paid on the Permitted Investments referred to in clause (i) above, and reinvest other proceeds of any such Permitted Investments that may mature or be sold, in each case in such Permitted Investments in the name of the Collateral Agent as the Pledgor or Designee may select and the Agent may approve upon notice to the Collateral Agent and the Pledgor. Interest and proceeds that are not invested or reinvested in Permitted Investments as provided above shall be deposited and held in the Cash Collateral Account. Cash not invested in Permitted Investments shall not earn interest.

                  (c) Neither the Collateral Agent nor the Collateral Securities Intermediary shall have any liability to the Pledgor, any of the Secured Parties or any other Person for, or as a result of, any losses suffered from any sale or liquidation of any Permitted Investment prior to its stated maturity unless such losses result from the Collateral Agent's or the Collateral Securities Intermediary's gross negligence or wilful misconduct. The Collateral Securities Intermediary shall have no obligation to invest or reinvest any amounts held

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         hereunder in the absence of written investment direction,
         and in no event shall the Collateral Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon.

                  SECTION 6. Release of Amounts; Increase in Amounts. (a) Upon instruction from the Agent and so long as no Default or Event of Default has occurred or is continuing, one Business Day following the date on which interest is due and payable under Section 2.05 of the Credit Agreement, the Collateral Agent shall pay and release to an account of the Pledgor notified to the Collateral Agent in writing by the Pledgor, the amount by which the aggregate amount of cash and Permitted Investments then held or deposited in the Cash Collateral Account exceeds the Required Collateral Amount calculated two days prior to the applicable period. Such excess amount being determined by the Agent, which determination shall be conclusive absent manifest error.

                  (b) The Collateral Agent will release, and the Pledgor hereby authorizes the Collateral Agent to release, to the Agent amounts on deposit in the Cash Collateral Account pursuant to Section 2.05 of the Credit Agreement in order to repay the amounts outstanding under the Credit Agreement on the Maturity Date.

                  (c) Upon the occurrence and the continuance of any Event of Default, the Collateral Agent shall (upon instruction of the Required Lenders) release, and the Pledgor hereby authorizes the Collateral Agent to release, all amounts on deposit in the Cash Collateral Account on such release date to be applied in accordance with Section 16(b) in order to repay the amounts outstanding under the Credit Agreement on the date thereof.

                  (d) The Pledgor shall cause, through cash deposits to the Cash Collateral Account:

                           (i) on the first day of each Interest Period, (x)
                  the U.S. dollar market value of the Cash Collateral to be equal to or greater than (y) the Required Collateral Amount, in each case, for such Interest Period and as determined in accordance with the notices delivered below; and

                           (ii) on each Monthly Date, (x) the U.S. dollar
                  market value of the Cash Collateral to be equal to or greater than (y) the Accrued Required Collateral Amount, in each case, for such Monthly Date and as determined in accordance with the notices delivered below; and

                           (iii) from time to time requested by the Agent, (x)
                  the U.S. Dollar market value of the Cash Collateral to be equal to or greater than (y) the Accrued Required Collateral Amount.


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                  (e) In connection with clause (d)(i) above with respect to any Interest Period:

                           (i) In connection with clause (d)(i) above with
                  respect to any Interest Period, two Business Day's prior to the last day of such Interest Period, the Collateral Agent shall notify the Pledgor and the Agent in writing as to the amount under (d)(i)(x) above and the Agent shall notify the Collateral Agent and the Pledgor in writing as to the amount under (d)(i)(y) above. Such amounts shall (i) be calculated in good faith and with reasonable detail, (ii) in the case of
                  (d)(i)(x) be calculated based upon market value; and (iii) shall be determinative absent manifest error.

                           (ii) In connection with clause (d)(ii) above with
                  respect to any Interest Period, two Business Day's prior to the last day of each Monthly Period, the Collateral Agent shall notify the Pledgor and the Agent in writing as to the amount under (d)(ii)(x) above and the Agent shall notify the Collateral Agent and the Pledgor in writing as to the amount under (d)(ii)(y) above. Such amounts shall (i) be calculated in good faith and with reasonable detail, (ii) in the case of
                  (d)(ii)(x) be calculated based upon market value; and (iii) shall be determinative absent manifest error.

In the event that there are Base Rate Advances, the parties hereby agree that references in this Section to Interest Periods shall include a reference to Base Rate Periods, if any. For purposes of calculating projected interest for any Base Rate Period, the rate applicable to the first day of such period will be used for the calculation of projected interest for the entire Base Rate Period. Notwithstanding anything else provided herein, the Agent shall notify the Collateral Agent not later than four days prior to the date of the giving of any notice to be provided by the Collateral Agent under (e)(i) and (e)(ii) as to the relevant date of such notice.

                  SECTION 7. Representations and Warranties. The Pledgor represents and warrants as follows:

                  (a) The Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution, delivery and performance by the Pledgor of this Agreement and the consummation of the transactions contemplated hereby are within the Pledgor's corporate powers and have been duly authorized by all necessary corporate action and do not contravene (i) the Pledgor's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Pledgor.
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                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Pledgor of this Agreement.

                  (d) This Agreement has been duly executed and delivered by the Pledgor. This Agreement is the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws affecting creditor's rights generally.

                  (e) There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Pledgor or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

                  (f) The Consolidated balance sheet of the Pledgor and its Subsidiaries as at December 31, 1998, and the related Consolidated statements of income and cash flows of the Pledgor and its Subsidiaries for the fiscal year then ended, fairly present in all material respects the Consolidated financial condition of the Pledgor and its Subsidiaries as at such date and the Consolidated results of the operations of the Pledgor and its Subsidiaries for the year ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since December 31, 1998, there has been no Material Adverse Change.

                  (g) The Pledgor has, independently and without reliance upon any Secured Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and the Pledgor has established adequate means of obtaining from any other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be familiar with, the financial condition, operations, properties and prospects of such other Loan Party.

                  (h) The chief place of business and chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Cash Collateral are located at the address first specified above for the Pledgor.

                  (i) The Pledgor is the legal and beneficial owner of the Cash Collateral free and clear of any Lien, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Cash Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement. The Pledgor has no trade names.

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                                       9


                  (j) This Agreement and the pledge and assignment of the certificates representing the Cash Collateral pursuant hereto create a valid and perfected first priority security interest in the Cash Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (k) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Pledgor of the assignment and security interest granted hereby, for the pledge by the Pledgor of the Cash Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Cash Collateral pursuant to this Agreement.

                  (l) The Pledgor is not an "investment company", as defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor any the application of the proceeds or repayment thereof by the proceeds of the Cash Collateral Account, nor any funding of the Cash Collateral Account, nor consummation of the financing contemplated under the Loan Documents, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  SECTION 8. Affirmative Covenants. The Pledgor covenants and agrees that, so long as any part of the Secured Obligations shall remain unpaid or any Lender shall have any Commitment, the Pledgor will, unless the Agent shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply in all material respects, with all applicable laws, rules, regulations and orders, except for a noncompliance which would not have a Material Adverse Effect.

                  (b) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Pledgor shall not be required to preserve any right or franchise if the Board of Directors of the Pledgor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Pledgor, and that the loss thereof is not disadvantageous in any material respect to the Pledgor or the Lenders.

                  (c) Visitation Rights. At any reasonable time and from time to time, permit any of the Secured Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties

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                                       10


         of, the Pledgor, and to discuss the affairs, finances and accounts of the Pledgor with any of their officers or directors and with their independent certified public accountants; provided, however, that such records, books of account and properties so examined, copied, abstracted or visited shall in the judgment of the Required Lenders be relevant to any of the Loan Documents (including the rights and remedies thereunder), and the transactions contemplated thereby.

                  (d) Required Collateral Amount. Maintain the Required Collateral Amount in the Cash Collateral Account.

                  SECTION 9. Negative Covenants. The Pledgor covenants and agrees that, so long as any part of the Secured Obligations shall remain unpaid or any Lender shall have any Commitment, the Pledgor will not, without the prior written consent of the Agent, create or suffer to exist any Lien on or with respect to the Collateral, except for those created pursuant to the Loan Documents.

                  SECTION 10. Further Assurances. (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable such Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any Cash Collateral. Without limiting the generality of the foregoing, the Pledgor will:
(i) mark conspicuously, at the request of the Collateral Agent, each of its records pertaining to the Cash Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Cash Collateral is subject to the security interest granted hereby; (ii) if any Cash Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as any Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                  (b) The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Cash Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Cash Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Collateral Agent will furnish to the Agent monthly statements and such other statements as the Agent may reasonably request, together with schedules further

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         identifying and describing the Cash Collateral and such other reports in connection with the Cash Collateral as any Agent may reasonably request, all in reasonable detail.

                  SECTION 11. Place of Perfection; Records. The Pledgor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Cash Collateral, at the location therefor specified in Section 8(h) or, upon 30 days' prior written notice to the Agents, at such other locations in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Cash Collateral.

                  SECTION 12. Transfers and Other Liens. The Pledgor shall not
(a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Cash Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Cash Collateral except for the pledge, assignment and security interest created by this Agreement.

                  SECTION 13. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon the occurrence and during the continuation of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Cash Collateral,

                  (b) to receive, indorse and collect any drafts or other instruments and documents in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Cash Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Cash Collateral.

                  SECTION 14. The Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 15(e).

                  SECTION 15. Authorization and Action. (a) The Lender hereby appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Collateral Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of the Cash Collateral), the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders, and such instructions shall be binding upon all Secured Parties.


                  (b) The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Collateral Agent shall have no duty to solicit any payments which may be due it hereunder. Notwithstanding anything else provided herein, if the Collateral Agent receives instructions from the Pledgor and the Designee, the Collateral Agent shall rely and shall be protected in acting or refraining from acting upon any written instruction solely of the Pledgor in accordance with this Section 15(b).

                  (c) The Collateral Agent shall not be liable to any Person for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Collateral Agent's willful misconduct or gross negligence was a cause of any loss to such Person. In the administration of any escrow account hereunder, if any, the Collateral Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may, consult with counsel, accountants and other skilled persons to be selected and retained by it. Except as otherwise provided in the first sentence of this Section 15(c), the Collateral Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

                  (d) The Collateral Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take effect and may be removed at any time for cause by the Required Lenders in their sole discretion. Upon such resignation and removal, the Required Lenders shall have the right to appoint a successor agent with the consent of the Pledgor (such consent not to be unreasonably withheld or delayed). If no successor agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's giving notice of resignation or the Required Lenders' removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a continued capital surplus of at least $1,000,000,000. Upon the acceptance of any appointment as agent hereunder by a successor agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. The Collateral Agent shall have the right to withhold an amount equal to the amount due and owing to the Collateral Agent, plus any costs and expenses the Collateral Agent shall reasonably believe may be incurred by the Collateral Agent in connection with the termination of the Cash Collateral Agreement.

                  (e) The Pledgor hereby agrees to (i) pay the Collateral
         Agent upon execution of this Agreement reasonable compensation for the services to be rendered hereunder, and (ii) pay or reimburse the Collateral Agent upon request for all expenses, disbursement and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this Agreement.

                  (f) The Lenders shall indemnify (to the extent not reimbursed by the Pledgor), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not Lenders, ratably according to their respective Commitments), the Collateral Agent from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Collateral Agent, or
         (ii) its following any instructions or other directions from the Lenders, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. Anything in this agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (g) Each party hereto, except the Collateral Agent, shall, in the notice section of this Agreement, provide the Collateral Agent with their Tax Identification Number (TIN) as assigned by the Internal Revenue Service, if any. All interest or other income earned under the Cash Collateral Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

                  (h) The duties and responsibilities of the Collateral Agent hereunder shall be determined solely by the express provisions of this Cash Collateral Agreement, and no other or further duties or responsibilities shall be implied. The Collateral Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in the Agreement.

                  (i) In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated in a writing reasonably acceptable to and acknowledged by the Collateral Agent, and the Collateral Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Collateral Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

                  (j) It is understood that the Collateral Agent and the beneficiary's Bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the beneficiary, (ii) the beneficiary's Bank, or (iii) an intermediary bank. The Collateral Agent may apply any of the escrowed funds, if any, for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a Bank other than the beneficiary's Bank, or an intermediary Bank designated.

                  (k) The Collateral Agent shall not incur any liability to any Person for following in good faith the instructions herein contained or expressly provided for, or written instructions given by the parties hereto, in each case unless a court of competent jurisdiction determines that the Collateral Agent's gross negligence or wilful misconduct was a cause of any loss to such Person.

                  (l) In the event that the Collateral Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                  (m) Any corporation into which the Collateral Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Collateral Agent in its individual capacity may be transferred, shall be the Collateral Agent under this Cash Collateral Agreement without further act.

                  (n) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the UCC. In particular, the Collateral Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Pledgor to give an entitlement order or other direction concerning the Cash Collateral Account. The Collateral Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

                  SECTION 16. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Cash Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC at such time (whether or not the UCC applies to the affected Cash Collateral) and also may (i) require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Cash Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Cash Collateral or any part thereof at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Cash Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Cash Collateral shall be applied (after payment of any amounts payable to the Collateral Agent hereunder) in whole or in part by the Agent for the ratable benefit of the Lenders against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) All payments received by the Pledgor under or in connection with the Cash Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                  (d) The Collateral Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Collateral Account (including the Permitted Investments) or any part thereof.

                  SECTION 17. Security Interest Absolute. The obligations of the Pledgor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. All rights of each of the Lenders and the Agents and the pledge, assignment and security interest hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                   (a) any failure from time to time on the part of any Loan Party to be duly organized and existing under the laws of each applicable jurisdiction;

                  (b) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Pledgor or any of its subsidiaries or otherwise;

                  (d) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (e) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Pledgor or any of its subsidiaries;

                  (f) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its subsidiaries; or

                  (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party Pledgor of a security interest.

                  SECTION 18. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and a copy of such document is delivered to the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any of the Agents to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  SECTION 19. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to the Pledgor, the Agent or the Collateral Agent, as the case may be, in each case addressed to it at its address specified in Schedule I hereto or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

                  SECTION 20. Continuing Security Interest; Assignments Under the Credit Agreement. This Agreement shall create a continuing security interest in the Cash Collateral and shall (a) remain in full force and effect until the later of the (i) payment in full in cash of the Secured Obligations and (ii) the expiration or the termination of the Commitments under the Credit Agreement, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Agents hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. Neither this Cash Collateral Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

                  SECTION 21. Termination. Upon the later of (a) the payment in full in cash of the Secured Obligations and (b) the expiration or the termination of the Commitments under the Credit Agreement, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Cash Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                  SECTION 22. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Cash Collateral are governed by the laws of a jurisdiction other than the State of New York.

                  SECTION 23. Jurisdiction; Venue. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State or Federal court (to the extent such court has subject matter jurisdiction) sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or for the recognition and enforcement of any judgment, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Pledgor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Pledgor hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. The Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court or any other similar grounds. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

                  (b) Nothing in this Section 23 shall affect the right of any of the Secured Parties to serve legal process in any other manner permitted by applicable law or affect any right which such Lender or Agent would otherwise have to bring any action or proceeding against the Pledgor or its property in the courts of any other jurisdiction.

                  SECTION 24. Subrogation. The Pledgor will not exercise any rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Pledgor's obligations or the Secured Obligations under this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent or any other Secured Party against the Borrower or any other insider pledgor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider pledgor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Pledgor's obligations or the Secured Obligations and all other amounts payable under this Agreement shall have been paid in full in cash. If any amount shall be paid to the Pledgor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Secured Obligations and all other amounts payable under this Agreement, such amount shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall forthwith be paid to the Collateral Agent to be credited and applied to the Secured Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Secured Obligations or other amounts payable under this Agreement thereafter arising.

                  SECTION 25. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 26. Severability. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

            *                *                 *                 *

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                               AZURIX CORP., as Pledgor


                               By /s/ Richard G. Jigarjian
                                  ---------------------------------------------
                                  Name:   Richard G. Jigarjian
                                  Title:  Vice President

                               WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, as Agent


                               By /s/ Richard R. Newman
                                  ----------------------------------------------
                                  Name:   Richard R. Newman
                                  Title:  Director

                               By /s/ Duncan M. Robertson
                                 -----------------------------------------------
                                  Name:   Duncan M. Robertson
                                  Title:  Vice President

                               WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, as Lender


                               By /s/ Richard R. Newman
                                  ----------------------------------------------
                                  Name:   Richard R. Newman
                                  Title:  Director

                               By /s/ Duncan M. Robertson
                                  ----------------------------------------------
                                  Name:   Duncan M. Robertson
                                  Title:  Vice President

                               THE CHASE MANHATTAN BANK,
                               as Collateral Agent and as Collateral Securities Intermediary


                               By /s/ Joseph Conti
                                  ---------------------------------------------
                                  Name:  Joseph Conti
                                  Title: Vice President

                                                                     SCHEDULE I



                                    NOTICES